                                                                               .
                                                                               .
                                                                               .

(MORRISON | FOERSTER LOGO)  555 WEST FIFTH STREET    MORRISON & FOERSTER LLP
                            LOS ANGELES
                            CALIFORNIA 90013-1024    NEW YORK, SAN FRANCISCO,
                                                     LOS ANGELES, PALO ALTO,
                            TELEPHONE: 213.892.5200  SAN DIEGO, WASHINGTON, D.C.
                            FACSIMILE: 213.892.5454
                                                     DENVER, NORTHERN VIRGINIA,
                            WWW.MOFO.COM             ORANGE COUNTY, SACRAMENTO,
                                                     WALNUT CREEK, CENTURY CITY

                                                     TOKYO, LONDON, BEIJING,
                                                     SHANGHAI, HONG KONG,
                                                     SINGAPORE, BRUSSELS

September 26, 2005

Columbia Funds
One Financial Center
Boston, Massachusetts 02111-2621

Nations Funds
One Financial Center
Boston, Massachusetts 02111-2621

     Re:  The Columbia Funds and Nations Funds Reorganizations

Ladies and Gentlemen:

     This opinion is being delivered to you pursuant to Section 9.5 of that certain Agreement and Plan of Reorganization, dated as of July 20, 2005 (the "Agreement"),(1) by and among Nations Funds Trust (the "Trust"), a Delaware statutory trust, for itself and on behalf of certain funds, including those funds listed on Exhibit A (each, an "Acquiring Fund," and, collectively, the "Acquiring Funds") and the fund listed on Exhibit B (the "Nations Acquired Fund," and, together with the Acquiring Funds, the "Nations Participating Funds"); certain Columbia Fund entities, including those listed on Exhibit C (each, a "Columbia Fund Entity," and, collectively, the "Columbia Fund Entities"), each, either a Massachusetts business trust or an Oregon corporation, for itself and on behalf of certain funds, including those funds listed on Exhibit D (each, a "Columbia Acquired Fund," collectively, the "Columbia Acquired Funds," and, together with the Nations Acquired Fund, the "Acquired Funds"); and Columbia Management Advisors, Inc. ("Columbia"), an Oregon corporation. Unless otherwise indicated, capitalized terms not defined herein shall have the meanings ascribed to them (or defined by reference) in the certificates delivered to us for purposes of rendering this opinion by the Columbia Fund Entities, for themselves and on behalf of their Acquired Funds, and the Trust, for itself, on behalf of the Acquiring Funds, and on behalf of its Acquired Funds (together, the "Certificates of Representations").

     Pursuant to the Agreement, each Acquiring Fund shall acquire substantially all of the assets and assume substantially all of the liabilities of the corresponding Acquired Fund (each, a "Reorganization," and, collectively, the "Reorganizations"). The Reorganizations are further described in the combined proxy statement/prospectus (the "Proxy/Prospectus"),

----------
(1) References contained in this Certificate to the "Agreement" include, unless the context otherwise requires, each document attached as an exhibit or annex thereto.

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds
September 26, 2005
Page 2 of 4


and the exhibits and appendices attached thereto, of the Acquiring Funds and Acquired Funds, as filed on registration statement form N-14 with the Securities and Exchange Commission ("SEC") on June 17, 2005 (Registration No. 333-125890).

     We have acted as counsel to the Trust in connection with the Reorganizations. As such, and for purposes of rendering this opinion, we have examined and are familiar with the Agreement, the Proxy/Prospectus and such other presently existing documents, records and matters of law as we have deemed necessary or appropriate in connection with rendering this opinion. In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories.

     In addition, we have assumed (i) that each Reorganization will be consummated in the manner contemplated by the Proxy/Prospectus and in accordance with the provisions of the Agreement, without waiver or modification of material terms and conditions thereof, (ii) the truth and accuracy, as of the date of the Agreement and the date hereof, of the representations and warranties made by the parties to the Agreement, (iii) the truth and accuracy of the representations made to us in the Certificates of Representations, and (iv) that any representation in the Agreement or the Certificates of Representations made "to the knowledge" or similarly qualified is correct without such qualification.

     The conclusions expressed herein represent our judgment of the proper treatment of certain aspects of the Reorganizations under the income tax laws of the United States based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury Regulations promulgated thereunder, rulings and other pronouncements of the Internal Revenue Service (the "IRS") currently in effect, and judicial decisions, all of which are subject to change, prospectively or retroactively. No assurance can be given that such changes will not take place, or that such changes would not affect the conclusion expressed herein. Furthermore, our opinion represents only our best judgment of how a court would conclude if presented with the issues addressed herein and is not binding upon either the IRS or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or will be sustained by a court.

     Our opinion relates solely to the tax consequences of the Reorganizations under the federal income tax laws of the United States, and we express no opinion (and no opinion should be inferred) regarding the tax consequences of the Reorganizations under the laws of any other jurisdiction. This opinion addresses only the specific issues set forth below, and does not address any other tax consequences that may result from the Reorganizations or any other transaction (including any transaction undertaken in connection with the Reorganizations).

     No opinion is expressed as to any transaction other than the Reorganizations as effected by the Agreement or as to any transaction whatsoever, including the

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds
September 26, 2005
Page 3 of 4


Reorganizations, if all of the transactions described in the Agreement are not consummated in accordance with the terms of the Agreement and without waiver or breach of any material provision thereof, or if all the representations, warranties and assumptions upon which we rely are not true and accurate at all relevant times. In the event any one of the representations, warranties or assumptions upon which we rely to issue this opinion is incorrect, our opinion might be adversely affected and may not be relied upon.

     We have not independently investigated or verified the validity of any representations made in connection with the Reorganizations or this opinion upon which we have relied in rendering this opinion; however, during the course of our representation, we have not become aware of any facts that call into question the accuracy of any such representation(s). We also note that the tax consequences addressed herein may depend upon the actual occurrence of events in the future, which events may or may not be consistent with such representations. To the extent the facts differ from those relied on and assumed herein, our opinion should not be relied upon.

     Based upon the foregoing and subject to the following paragraph, we are of the opinion that: (i) each Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by an Acquired Fund upon the transfer of such Acquired Fund's assets to the corresponding Acquiring Fund solely in exchange for such Acquiring Fund's shares and the assumption by the corresponding Acquiring Fund of liabilities of such Acquired Fund or upon the distribution of the corresponding Acquiring Fund shares to such Acquired Fund's shareholders in exchange for their shares of such Acquired Fund in connection with the Reorganization; (iii) the tax basis of the assets of an Acquired Fund to be transferred to the corresponding Acquiring Fund in the Reorganization in the hands of the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer; (iv) the holding period in the assets of an Acquired Fund to be transferred to the corresponding Acquiring Fund in the Reorganization in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by such Acquired Fund; (v) no gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the corresponding Acquired Fund solely in exchange for such Acquiring Fund's shares and the assumption by such Acquiring Fund of liabilities of the corresponding Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of an Acquired Fund upon the receipt of the corresponding Acquiring Fund's shares solely in exchange for their shares of such Acquired Fund as part of the Reorganization; (vii) the tax basis of the Acquiring Fund shares to be received by each shareholder of the corresponding Acquired Fund will be, in the aggregate, the same as the tax basis, in the aggregate, of the corresponding Acquired Fund shares surrendered in exchange therefor; (viii) the holding period in the Acquiring Fund shares received by each shareholder of the corresponding Acquired Fund in the Reorganization will include the holding period during which the shares of the corresponding Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the corresponding Acquired Fund were held as capital assets in

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds
September 26, 2005
Page 4 of 4


the hands of such shareholder; (ix) each Acquiring Fund and its corresponding Acquired Fund(s) will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to each Reorganization; and (x) each Acquiring Fund will succeed to and take into account the items of its corresponding Acquired Fund(s) described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury Regulations promulgated thereunder.

     Notwithstanding the foregoing, the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer), and each Acquired Fund's taxable year will end as a result of the Reorganization.

     This opinion is being delivered to you pursuant to Section 9.5 of the Agreement and may not be relied upon for any other purpose. Although you (and each of your employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal tax treatment and United States federal tax structure of the Reorganizations and all materials of any kind that were provided to you by us relating to such tax treatment and tax structure, this opinion is intended solely for your benefit and the benefit of your shareholders. You may not authorize any other person or entity to rely on this opinion, or otherwise make this opinion available for the benefit of any other person or entity, without our prior written consent.

Very truly yours,


/s/ Morrison & Foerster LLP
-------------------------------------

                                    EXHIBIT A

Nations LargeCap Index Fund
Nations MidCap Value Fund
Nations Short-Term Income Fund
Nations SmallCap Index Fund

                                    EXHIBIT B

Nations Short-Intermediate Government Fund

                                    EXHIBIT C

Columbia Funds Trust III
Columbia Funds Trust V
Columbia Short Term Bond Fund, Inc.

                                    EXHIBIT D

Columbia Large Company Index Fund
Columbia Mid Cap Value Fund
Columbia Short Term Bond Fund
Columbia Small Company Index Fund

(MORRISON | FOERSTER LOGO)  555 WEST FIFTH STREET    MORRISON & FOERSTER LLP
                            LOS ANGELES
                            CALIFORNIA 90013-1024    NEW YORK, SAN FRANCISCO,
                                                     LOS ANGELES, PALO ALTO,
                            TELEPHONE: 213.892.5200  SAN DIEGO, WASHINGTON, D.C.
                            FACSIMILE: 213.892.5454
                                                     DENVER, NORTHERN VIRGINIA,
                            WWW.MOFO.COM             ORANGE COUNTY, SACRAMENTO,
                                                     WALNUT CREEK, CENTURY CITY

                                                     TOKYO, LONDON, BEIJING,
                                                     SHANGHAI, HONG KONG,
                                                     SINGAPORE, BRUSSELS

September 19, 2005

Columbia Funds
One Financial Center
Boston, Massachusetts 02111-2621

Nations Funds
One Financial Center
Boston, Massachusetts 02111-2621

     Re:  The Columbia Funds and Nations Funds Reorganizations

Ladies and Gentlemen:

     This opinion is being delivered to you pursuant to Section 9.5 of that certain Agreement and Plan of Reorganization, dated as of July 20, 2005 (the "Agreement"),(2) by and among Nations Funds Trust (the "Trust"), a Delaware statutory trust, for itself and on behalf of certain funds, including those funds listed on Exhibit A (each, an "Acquiring Fund," and, collectively, the "Acquiring Funds") and the fund listed on Exhibit B (the "Nations Acquired Fund," and, together with the Acquiring Funds, the "Nations Participating Funds"); certain Columbia Fund entities, including those listed on Exhibit C (each, a "Columbia Fund Entity," and, collectively, the "Columbia Fund Entities"), each, either a Massachusetts business trust or an Oregon corporation, for itself and on behalf of certain funds, including those funds listed on Exhibit D (each, a "Columbia Acquired Fund," collectively, the "Columbia Acquired Funds," and, together with the Nations Acquired Fund, the "Acquired Funds"); and Columbia Management Advisors, Inc. ("Columbia"), an Oregon corporation. Unless otherwise indicated, capitalized terms not defined herein shall have the meanings ascribed to them (or defined by reference) in the certificates delivered to us for purposes of rendering this opinion by the Columbia Fund Entities, for themselves and on behalf of their Acquired Funds, and the Trust, for itself, on behalf of the Acquiring Funds, and on behalf of its Acquired Funds (together, the "Certificates of Representations").

     Pursuant to the Agreement, each Acquiring Fund shall acquire substantially all of the assets and assume substantially all of the liabilities of the corresponding Acquired Fund (each, a "Reorganization," and, collectively, the "Reorganizations"). The Reorganizations are further described in the combined proxy statement/prospectus (the "Proxy/Prospectus"),

----------
(2) References contained in this Certificate to the "Agreement" include, unless the context otherwise requires, each document attached as an exhibit or annex thereto.

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds
September 19, 2005
Page 2 of 4


and the exhibits and appendices attached thereto, of the Acquiring Funds and Acquired Funds, as filed on registration statement form N-14 with the Securities and Exchange Commission ("SEC") on June 17, 2005 (Registration No. 333-125890).

     We have acted as counsel to the Trust in connection with the Reorganizations. As such, and for purposes of rendering this opinion, we have examined and are familiar with the Agreement, the Proxy/Prospectus and such other presently existing documents, records and matters of law as we have deemed necessary or appropriate in connection with rendering this opinion. In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories.

     In addition, we have assumed (i) that each Reorganization will be consummated in the manner contemplated by the Proxy/Prospectus and in accordance with the provisions of the Agreement, without waiver or modification of material terms and conditions thereof, (ii) the truth and accuracy, as of the date of the Agreement and the date hereof, of the representations and warranties made by the parties to the Agreement, (iii) the truth and accuracy of the representations made to us in the Certificates of Representations, and (iv) that any representation in the Agreement or the Certificates of Representations made "to the knowledge" or similarly qualified is correct without such qualification.

     The conclusions expressed herein represent our judgment of the proper treatment of certain aspects of the Reorganizations under the income tax laws of the United States based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury Regulations promulgated thereunder, rulings and other pronouncements of the Internal Revenue Service (the "IRS") currently in effect, and judicial decisions, all of which are subject to change, prospectively or retroactively. No assurance can be given that such changes will not take place, or that such changes would not affect the conclusion expressed herein. Furthermore, our opinion represents only our best judgment of how a court would conclude if presented with the issues addressed herein and is not binding upon either the IRS or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or will be sustained by a court.

     Our opinion relates solely to the tax consequences of the Reorganizations under the federal income tax laws of the United States, and we express no opinion (and no opinion should be inferred) regarding the tax consequences of the Reorganizations under the laws of any other jurisdiction. This opinion addresses only the specific issues set forth below, and does not address any other tax consequences that may result from the Reorganizations or any other transaction (including any transaction undertaken in connection with the Reorganizations).

     No opinion is expressed as to any transaction other than the Reorganizations as effected by the Agreement or as to any transaction whatsoever, including the

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds
September 19, 2005
Page 3 of 4


Reorganizations, if all of the transactions described in the Agreement are not consummated in accordance with the terms of the Agreement and without waiver or breach of any material provision thereof, or if all the representations, warranties and assumptions upon which we rely are not true and accurate at all relevant times. In the event any one of the representations, warranties or assumptions upon which we rely to issue this opinion is incorrect, our opinion might be adversely affected and may not be relied upon.

     We have not independently investigated or verified the validity of any representations made in connection with the Reorganizations or this opinion upon which we have relied in rendering this opinion; however, during the course of our representation, we have not become aware of any facts that call into question the accuracy of any such representation(s). We also note that the tax consequences addressed herein may depend upon the actual occurrence of events in the future, which events may or may not be consistent with such representations. To the extent the facts differ from those relied on and assumed herein, our opinion should not be relied upon.

     Based upon the foregoing and subject to the following paragraph, we are of the opinion that: (i) each Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by an Acquired Fund upon the transfer of such Acquired Fund's assets to the corresponding Acquiring Fund solely in exchange for such Acquiring Fund's shares and the assumption by the corresponding Acquiring Fund of liabilities of such Acquired Fund or upon the distribution of the corresponding Acquiring Fund shares to such Acquired Fund's shareholders in exchange for their shares of such Acquired Fund in connection with the Reorganization; (iii) the tax basis of the assets of an Acquired Fund to be transferred to the corresponding Acquiring Fund in the Reorganization in the hands of the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer; (iv) the holding period in the assets of an Acquired Fund to be transferred to the corresponding Acquiring Fund in the Reorganization in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by such Acquired Fund; (v) no gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the corresponding Acquired Fund solely in exchange for such Acquiring Fund's shares and the assumption by such Acquiring Fund of liabilities of the corresponding Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of an Acquired Fund upon the receipt of the corresponding Acquiring Fund's shares solely in exchange for their shares of such Acquired Fund as part of the Reorganization; (vii) the tax basis of the Acquiring Fund shares to be received by each shareholder of the corresponding Acquired Fund will be, in the aggregate, the same as the tax basis, in the aggregate, of the corresponding Acquired Fund shares surrendered in exchange therefor; (viii) the holding period in the Acquiring Fund shares received by each shareholder of the corresponding Acquired Fund in the Reorganization will include the holding period during which the shares of the corresponding Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the corresponding Acquired Fund were held as capital assets in

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds
September 19, 2005
Page 4 of 4


the hands of such shareholder; (ix) each Acquiring Fund and its corresponding Acquired Fund(s) will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to each Reorganization; and (x) each Acquiring Fund will succeed to and take into account the items of its corresponding Acquired Fund(s) described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury Regulations promulgated thereunder.

     Notwithstanding the foregoing, the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer), and each Acquired Fund's taxable year will end as a result of the Reorganization.

     This opinion is being delivered to you pursuant to Section 9.5 of the Agreement and may not be relied upon for any other purpose. Although you (and each of your employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal tax treatment and United States federal tax structure of the Reorganizations and all materials of any kind that were provided to you by us relating to such tax treatment and tax structure, this opinion is intended solely for your benefit and the benefit of your shareholders. You may not authorize any other person or entity to rely on this opinion, or otherwise make this opinion available for the benefit of any other person or entity, without our prior written consent.

Very truly yours,


/s/ Morrison & Foerster LLP
-------------------------------------

                                    EXHIBIT A

Nations Florida Intermediate Municipal Bond Fund

Nations Value Fund

                                    EXHIBIT B

Nations Florida Municipal Bond Fund

                                    EXHIBIT C

Columbia Funds Trust I

Columbia Funds Trust V

Columbia Funds Trust VI

                                    EXHIBIT D

Columbia Florida Intermediate Municipal Bond Fund

Columbia Growth & Income Fund

Columbia Tax-Managed Value Fund

(MORRISON | FOERSTER LOGO)  555 WEST FIFTH STREET    MORRISON & FOERSTER LLP
                            LOS ANGELES
                            CALIFORNIA  90013-1024   NEW YORK, SAN FRANCISCO,
                                                     LOS ANGELES, PALO ALTO,
                            TELEPHONE: 213.892.5200  SAN DIEGO, WASHINGTON, D.C.
                            FACSIMILE: 213.892.5454

                            WWW.MOFO.COM             DENVER, NORTHERN VIRGINIA,
                                                     ORANGE COUNTY, SACRAMENTO,
                                                     WALNUT CREEK, CENTURY CITY

                                                     TOKYO, LONDON, BEIJING,
                                                     SHANGHAI, HONG KONG,
                                                     SINGAPORE, BRUSSELS

October 10, 2005

Columbia Funds
One Financial Center
Boston, Massachusetts 02111-2621

Nations Funds Trust (now known as Columbia Funds Series Trust)
One Financial Center
Boston, Massachusetts 02111-2621

     Re: Columbia Funds Reorganizations

Ladies and Gentlemen:

     This opinion is being delivered to you pursuant to Section 9.5 of that certain Agreement and Plan of Reorganization, dated as of July 20, 2005 (the "Agreement"),3 by and among Nations Funds Trust (now known as Columbia Funds Series Trust) (the "Trust"), a Delaware statutory trust, for itself and on behalf of certain funds, including those funds listed on Exhibit A (each, an "Acquiring Fund," and, collectively, the "Acquiring Funds"); certain Columbia Fund entities, including those listed on Exhibit B (each, a "Columbia Fund Entity," and, collectively, the "Columbia Fund Entities"), each, either a Massachusetts business trust or an Oregon corporation, for itself and on behalf of certain funds, including those funds listed on Exhibit C (each, an "Acquired Fund," and, collectively, the "Acquired Funds"); and Columbia Management Advisors, Inc. ("Columbia"), an Oregon corporation. Unless otherwise indicated, capitalized terms not defined herein shall have the meanings ascribed to them (or defined by reference) in the certificates delivered to us for purposes of rendering this opinion by the Columbia Fund Entities, for themselves and on behalf of their Acquired Funds, and the Trust, for itself, on behalf of the Acquiring Funds, and on behalf of its Acquired Funds (together, the "Certificates of Representations").

     Pursuant to the Agreement, each Acquiring Fund shall acquire substantially all of the assets and assume substantially all of the liabilities of the corresponding Acquired Fund (each, a "Reorganization," and, collectively, the "Reorganizations"). The Reorganizations are further described in the combined proxy statement/prospectus (the "Proxy/Prospectus"), and the exhibits and appendices attached thereto, of the Acquiring Funds and Acquired

----------
(3) References contained in this Certificate to the "Agreement" include, unless the context otherwise requires, each document attached as an exhibit or annex thereto.

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds Trust (now known as Columbia Funds Series Trust)
October 10, 2005
Page 2 of 4


Funds, as filed on registration statement form N-14 with the Securities and Exchange Commission ("SEC") on June 17, 2005 (Registration No. 333-125890).

     We have acted as counsel to the Trust in connection with the Reorganizations. As such, and for purposes of rendering this opinion, we have examined and are familiar with the Agreement, the Proxy/Prospectus and such other presently existing documents, records and matters of law as we have deemed necessary or appropriate in connection with rendering this opinion. In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories.

     In addition, we have assumed (i) that each Reorganization will be consummated in the manner contemplated by the Proxy/Prospectus and in accordance with the provisions of the Agreement, without waiver or modification of material terms and conditions thereof, (ii) the truth and accuracy, as of the date of the Agreement and the date hereof, of the representations and warranties made by the parties to the Agreement, (iii) the truth and accuracy of the representations made to us in the Certificates of Representations, and (iv) that any representation in the Agreement or the Certificates of Representations made "to the knowledge" or similarly qualified is correct without such qualification.

     The conclusions expressed herein represent our judgment of the proper treatment of certain aspects of the Reorganizations under the income tax laws of the United States based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury Regulations promulgated thereunder, rulings and other pronouncements of the Internal Revenue Service (the "IRS") currently in effect, and judicial decisions, all of which are subject to change, prospectively or retroactively. No assurance can be given that such changes will not take place, or that such changes would not affect the conclusion expressed herein. Furthermore, our opinion represents only our best judgment of how a court would conclude if presented with the issues addressed herein and is not binding upon either the IRS or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or will be sustained by a court.

     Our opinion relates solely to the tax consequences of the Reorganizations under the federal income tax laws of the United States, and we express no opinion (and no opinion should be inferred) regarding the tax consequences of the Reorganizations under the laws of any other jurisdiction. This opinion addresses only the specific issues set forth below, and does not address any other tax consequences that may result from the Reorganizations or any other transaction (including any transaction undertaken in connection with the Reorganizations).

     No opinion is expressed as to any transaction other than the Reorganizations as effected by the Agreement or as to any transaction whatsoever, including the Reorganizations, if all of the transactions described in the Agreement are not consummated

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds Trust (now known as Columbia Funds Series Trust)
October 10, 2005
Page 3 of 4


in accordance with the terms of the Agreement and without waiver or breach of any material provision thereof, or if all the representations, warranties and assumptions upon which we rely are not true and accurate at all relevant times. In the event any one of the representations, warranties or assumptions upon which we rely to issue this opinion is incorrect, our opinion might be adversely affected and may not be relied upon.

     We have not independently investigated or verified the validity of any representations made in connection with the Reorganizations or this opinion upon which we have relied in rendering this opinion; however, during the course of our representation, we have not become aware of any facts that call into question the accuracy of any such representation(s). We also note that the tax consequences addressed herein may depend upon the actual occurrence of events in the future, which events may or may not be consistent with such representations. To the extent the facts differ from those relied on and assumed herein, our opinion should not be relied upon.

     Based upon the foregoing and subject to the following paragraph, we are of the opinion that: (i) each Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by an Acquired Fund upon the transfer of such Acquired Fund's assets to the corresponding Acquiring Fund solely in exchange for such Acquiring Fund's shares and the assumption by the corresponding Acquiring Fund of liabilities of such Acquired Fund or upon the distribution of the corresponding Acquiring Fund shares to such Acquired Fund's shareholders in exchange for their shares of such Acquired Fund in connection with the Reorganization; (iii) the tax basis of the assets of an Acquired Fund to be transferred to the corresponding Acquiring Fund in the Reorganization in the hands of the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer; (iv) the holding period in the assets of an Acquired Fund to be transferred to the corresponding Acquiring Fund in the Reorganization in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by such Acquired Fund; (v) no gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the corresponding Acquired Fund solely in exchange for such Acquiring Fund's shares and the assumption by such Acquiring Fund of liabilities of the corresponding Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of an Acquired Fund upon the receipt of the corresponding Acquiring Fund's shares solely in exchange for their shares of such Acquired Fund as part of the Reorganization; (vii) the tax basis of the Acquiring Fund shares to be received by each shareholder of the corresponding Acquired Fund will be, in the aggregate, the same as the tax basis, in the aggregate, of the corresponding Acquired Fund shares surrendered in exchange therefor; (viii) the holding period in the Acquiring Fund shares received by each shareholder of the corresponding Acquired Fund in the Reorganization will include the holding period during which the shares of the corresponding Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the corresponding Acquired Fund were held as capital assets in

(MORRISON | FOERSTER LOGO)

Columbia Funds
Nations Funds Trust (now known as Columbia Funds Series Trust)
October 10, 2005
Page 4 of 4


the hands of such shareholder; (ix) each Acquiring Fund and its corresponding Acquired Fund(s) will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to each Reorganization; and (x) each Acquiring Fund will succeed to and take into account the items of its corresponding Acquired Fund(s) described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury Regulations promulgated thereunder.

     Notwithstanding the foregoing, the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer), and each Acquired Fund's taxable year will end as a result of the Reorganization.

     This opinion is being delivered to you pursuant to Section 9.5 of the Agreement and may not be relied upon for any other purpose. Although you (and each of your employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal tax treatment and United States federal tax structure of the Reorganizations and all materials of any kind that were provided to you by us relating to such tax treatment and tax structure, this opinion is intended solely for your benefit and the benefit of your shareholders. You may not authorize any other person or entity to rely on this opinion, or otherwise make this opinion available for the benefit of any other person or entity, without our prior written consent.

Very truly yours,


/s/ Morrison & Foerster LLP
-------------------------------------

                                    EXHIBIT A

Nations Bond Fund (now known as Columbia Total Return Bond Fund)

Nations Intermediate Bond Fund (now known as Columbia Intermediate Core Bond
Fund)

                                    EXHIBIT B

Columbia Funds Trust III

Columbia Fixed Income Securities Fund, Inc.

                                    EXHIBIT C

Columbia Fixed Income Securities Fund

Columbia Intermediate Government Income Fund